Exhibit 32.2

Certification Pursuant to 18 USC 1350, As Adopted Pursuant to
Section 906 of The Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of ProCyte Corporation (the “Company”) on Form 10-Q for the quarter ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof, I, Robert W. Benson, Chief Financial Officer of the Company, certify, pursuant to18 USC Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1.               the Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.               the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2003	By:	/s/ Robert W. Benson

Robert W. Benson, Chief Financial Officer, ProCyte Corporation